SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): February 18, 2003
                                                            (February 18, 2003)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                       0-10592                                14-1630287
       ------------------------------------          --------------------------
         (Commission File Number)              (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311
                                 --------------



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TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on February 18, 2003 declaring a quarterly dividend of $0.15 per share, payable April 1, 2003, to the shareholders of record at the close of business on March 7, 2003. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.     Description
                           99(a)          Press release dated February 18, 2003
                                          declaring a quarterly dividend of
                                          $0.15 per share, payable April 1,
                                          2003, to the shareholders
                                          of record at the close of
                                          business on March 7, 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 18, 2003

                                          TrustCo Bank Corp NY
                                          (Registrant)


                                          By:/s/ Robert T. Cushing
                                         ----------------------------
                                          Robert T. Cushing
                                          President and
                                          Chief Executive Officer





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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                             Page
------------------         ----------------------------         ----------
         99(a)             Press release dated February 18,         5
                           2003,   declaring a quarterly dividend
                           of $0.15 per share, payable April 1,
                           2003, to the shareholders of record
                           at the close of business on March 7,
                           2003.





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                                                               Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                       News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:      Trustco Bank                                   NASDAQ - TRST

                 Robert M. Leonard
                 Vice President
                 518-381-3693



FOR IMMEDIATE RELEASE:


                         TRUSTCO DECLARES CASH DIVIDEND


      Glenville, New York - February 18, 2003 - Today the Board of Directors of the Company declared a quarterly dividend of $0.15 per share, payable April 1, 2003, to the shareholders of record at the close of business on March 7, 2003.

        TrustCo is a $2.7 billion bank holding company and through its subsidiary Trustco Bank, operates 62 offices in Albany, Columbia, Dutchess, Greene, Montgomery, Rensselaer, Rockland, Saratoga, Schenectady, Schoharie, Warren, Washington, and Westchester Counties in New York, and Bennington County in Vermont. In addition, the bank operates a full service Trust Department that has $897 million of assets under management. The common shares of TrustCo are traded on the NASDAQ National Market tier of the NASDAQ Stock Market under the symbol TRST.



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